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EXHIBIT 25

                            POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Christopher J. Amenson, jointly and severally, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


SIGNATURE                               TITLE                              DATE
---------                               ------                             -----

/s/ Christopher J. Amenson                                                 September  19, 1998
____________________________            Chairman of the Board,             _____________________
Christopher J. Amenson                  Chief Executive Officer,
                                        & Director
/s/ Scott A. Alexander                                                     September  19, 1998
____________________________            Executive Vice President,          _____________________
Scott A. Alexander                      Secretary, & Director

/s/ James E. Dixon                                                         September  19, 1998
____________________________            Vice President, Finance &          _____________________
James E. Dixon                          Administration, & Treasurer

/s/ Warren W. Andrews                                                      September  19, 1998
____________________________            Director                           _____________________
Warren W. Andrews

/s/ William J. Becker                                                      September  19, 1998
____________________________            Director                           _____________________
William J. Becker

/s/ Lawrence A. Bennigson                                                  September  19, 1998
____________________________            Director                           _____________________
Lawrence A. Bennigson

/s/ Alan F. White                                                          September  19, 1998
____________________________            Director                           _____________________
Alan F. White

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